Exhibit 10.1

AMENDMENT NO. 1 TO SECURITY AGREEMENT

AMENDMENT No. 1 dated as of September 28, 2011 (this “Amendment”) to the Security Agreement dated as of May 28, 2009 (the “Security Agreement”) among WMG Acquisition Corp., a Delaware corporation (the “Company”), WMG Holdings Corp., a Delaware corporation (“Holdings”), the other Persons listed on the signature pages hereof (the Company, Holdings and the Persons so listed being, collectively, the “Grantors”), Wells Fargo Bank, National Association, as Collateral Agent (in such capacity, together with any successors in such capacity, the “Collateral Agent”), Wells Fargo Bank, National Association, as trustee under the Indenture (in such capacity, together with any successor trustee, the “Notes Authorized Representative”) and the other Authorized Representatives listed on the signature pages hereof.

RECITALS:

WHEREAS the parties wish to amend the Security Agreement as set forth herein;

THEREFORE, the parties hereto therefore agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Security Agreement has the meaning assigned to such term in the Security Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Security Agreement shall, after this Amendment becomes effective, refer to the Security Agreement as amended hereby.

Section 2. Amendments. The following defined terms are amended and restated in their entirety to read as follows:

(i) “Applicable Authorized Representative” means, as of the date hereof, the Notes Authorized Representative; provided that such term shall mean:

(a) following the incurrence of Bank Obligations after the date hereof and assumption by the Credit Agreement Authorized Representative of its role as an Applicable Authorized Representative pursuant to an Additional Secured Party Consent, (i) until the earlier of (x) the Discharge of Bank Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Authorized Representative, and (ii) from the earlier of (x) the Discharge of Bank Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Additional Authorized Representative; and

(b) to the extent no Bank Obligations have been incurred or remain outstanding, following the incurrence of any Series of Secured Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Secured Obligations (excluding Hedging Obligations) and assumption by the Authorized Representative thereunder of its role as an Applicable Authorized Representative pursuant to an Additional Secured Party Consent, the Major Additional Authorized Representative.

(ii) “Major Additional Authorized Representative” means the Authorized Representative of the Series of Secured Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Secured Obligations (excluding Hedging Obligations).

(iii) “Notes Obligations” means the Obligations (as defined in the Indenture) incurred pursuant to the Indenture.

Section 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4. Full Force and Effect; Ratification. Except as modified herein, all of the terms and conditions of the Security Agreement are, and shall remain, in full force and effect and, as modified hereby, the Grantors confirm and ratify all of the terms, covenants and conditions of the Security Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 6. Effectiveness. This Amendment shall become effective on the date when the Collateral Agent shall have received from each of the Grantors, the Collateral Agent and each Authorized Representative a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Collateral Agent) that such party has signed a counterpart hereof (the “Amendment Effective Date”).

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WMG ACQUISITION CORP.

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Executive Vice President & Secretary

WMG HOLDINGS CORP.

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Executive Vice President & Secretary

Guarantors:

A. P. SCHMIDT CO.

ALTERNATIVE DISTRIBUTION ALLIANCE

ARTIST ARENA LLC

ASYLUM RECORDS LLC

ATLANTIC MOBILE LLC

ATLANTIC PIX LLC

ATLANTIC PRODUCTIONS LLC

ATLANTIC RECORDING CORPORATION

ATLANTIC SCREAM LLC

ATLANTIC/143 L.L.C.

ATLANTIC/MR VENTURES INC.

BB INVESTMENTS LLC

BERNA MUSIC, INC.

BIG BEAT RECORDS INC.

BULLDOG ENTERTAINMENT GROUP LLC

BULLDOG ISLAND EVENTS LLC

BUTE SOUND LLC

CAFE AMERICANA INC.

CHAPPELL & INTERSONG MUSIC GROUP (AUSTRALIA) LIMITED

Guarantors (cont’d):

CHAPPELL AND INTERSONG MUSIC GROUP (GERMANY) INC.

CHAPPELL MUSIC COMPANY, INC.

CHORUSS LLC

CORDLESS RECORDINGS LLC

COTA MUSIC, INC.

COTILLION MUSIC, INC.

CRK MUSIC INC.

E/A MUSIC, INC.

EAST WEST RECORDS LLC

ELEKSYLUM MUSIC, INC.

ELEKTRA ENTERTAINMENT GROUP INC.

ELEKTRA GROUP VENTURES INC.

ELEKTRA/CHAMELEON VENTURES INC.

EN ACQUISITION CORP.

FBR INVESTMENTS LLC

FERRET MUSIC HOLDINGS LLC

FERRET MUSIC LLC

FERRET MUSIC MANAGEMENT LLC

FERRET MUSIC TOURING LLC

FHK, INC.

FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.

FOSTER FREES MUSIC, INC.

FOZ MAN MUSIC LLC

FUELED BY RAMEN LLC

INSIDE JOB, INC.

INSOUND ACQUISITION INC.

INTERSONG U.S.A., INC.

J. RUBY PRODUCTIONS, INC.

JADAR MUSIC CORP.

LAVA RECORDS LLC

LAVA TRADEMARK HOLDING COMPANY LLC

LEM AMERICA, INC.

LONDON-SIRE RECORDS INC.

MADE OF STONE LLC

MAVERICK PARTNER INC.

MAVERICK RECORDING COMPANY

MCGUFFIN MUSIC INC.

Guarantors (cont’d):

MIXED BAG MUSIC, INC.

MM INVESTMENT INC.

NC HUNGARY HOLDINGS INC.

NEW CHAPPELL INC.

NONESUCH RECORDS INC.

NON-STOP MUSIC HOLDINGS, INC.

NVC INTERNATIONAL INC.

OCTA MUSIC, INC.

P & C PUBLISHING LLC

PENALTY RECORDS, L.L.C.

PEPAMAR MUSIC CORP.

PERFECT GAME RECORDING COMPANY LLC

REP SALES, INC.

RESTLESS ACQUISITION CORP.

REVELATION MUSIC PUBLISHING CORPORATION

RHINO ENTERTAINMENT COMPANY

RHINO NAME & LIKENESS HOLDINGS, LLC

RHINO/FSE HOLDINGS, LLC

RICK’S MUSIC INC.

RIGHTSONG MUSIC INC.

ROADRUNNER RECORDS, INC.

RODRA MUSIC, INC.

RYKO CORPORATION

RYKODISC, INC.

RYKOMUSIC, INC.

SEA CHIME MUSIC, INC.

SIX-FIFTEEN MUSIC PRODUCTIONS, INC.

SR/MDM VENTURE INC.

SUMMY-BIRCHARD, INC.

SUPER HYPE PUBLISHING, INC.

T.Y.S., INC.

T-BOY MUSIC, L.L.C.

T-GIRL MUSIC, L.L.C.

THE ALL BLACKS U.S.A., INC.

THE BIZ LLC

THE RHYTHM METHOD INC.

TOMMY BOY MUSIC, INC.

TOMMY VALANDO PUBLISHING GROUP, INC.

TW MUSIC HOLDINGS INC.

UNICHAPPELL MUSIC INC.

UPPED.COM LLC

Guarantors (cont’d):

W.B.M. MUSIC CORP.

WALDEN MUSIC INC.

WARNER ALLIANCE MUSIC INC.

WARNER BRETHREN INC.

WARNER BROS. MUSIC INTERNATIONAL INC.

WARNER BROS. RECORDS INC.

WARNER CUSTOM MUSIC CORP.

WARNER DOMAIN MUSIC INC.

WARNER MUSIC DISCOVERY INC.

WARNER MUSIC DISTRIBUTION LLC

WARNER MUSIC LATINA INC.

WARNER MUSIC NASHVILLE LLC

WARNER MUSIC SP INC.

WARNER SOJOURNER MUSIC INC.

WARNER SPECIAL PRODUCTS INC.

WARNER STRATEGIC MARKETING INC.

WARNER/CHAPPELL MUSIC (SERVICES), INC.

WARNER/CHAPPELL MUSIC, INC.

WARNER/CHAPPELL PRODUCTION MUSIC, INC.

WARNER-ELEKTRA-ATLANTIC CORPORATION

WARNERSONGS, INC.

WARNER-TAMERLANE PUBLISHING CORP.

WARPRISE MUSIC INC.

WB GOLD MUSIC CORP.

WB MUSIC CORP.

WBM/HOUSE OF GOLD MUSIC, INC.

WBR MANAGEMENT SERVICES INC.

WBR/QRI VENTURE, INC.

WBR/RUFFNATION VENTURES, INC.

WBR/SIRE VENTURES INC.

WEA EUROPE INC.

WEA INC.

WEA INTERNATIONAL INC.

WEA MANAGEMENT SERVICES INC.

Guarantors (cont’d):

WIDE MUSIC, INC.
WMG MANAGEMENT SERVICES INC.
WMG TRADEMARK HOLDING COMPANY LLC

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

WARNER MUSIC INC.

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Executive Vice President & Secretary

615 MUSIC LIBRARY, LLC

By:	Six-Fifteen Music Productions, Inc., its Sole Member

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Vice President & Secretary

ARTIST ARENA INTERNATIONAL, LLC

By:	Artist Arena LLC, its Member

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Vice President & Secretary

NON-STOP CATACLYSMIC MUSIC, LLC
NON-STOP INTERNATIONAL PUBLISHING, LLC
NON-STOP MUSIC LIBRARY, LC
NON-STOP MUSIC PUBLISHING, LLC
NON-STOP OUTRAGEOUS PUBLISHING, LLC
NON-STOP PRODUCTIONS, LLC

By:	Non-Stop Music Holdings, Inc., their Manager

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Vice President & Secretary

WMG ARTIST BRAND LLC

By:	Warner Music Inc., its Member

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Executive Vice President & Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent, Notes Authorized Representative and Authorized Representative

By:	/s/ Raymond Delli Colli
Name:	Raymond Delli Colli
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Authorized Representative

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Vice President

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

BANK OF AMERICA, N.A., as Authorized Representative

By:	/s/ Fred Scully
Name:	Fred Scully
Title:	Vice President

CITIBANK, N.A., as Authorized Representative

By:	/s/ Servaas Chorus
Name:	Servaas Chorus
Title:	Director

DEUTSCHE BANK AG, as Authorized Representative

By:	/s/ Cynthia Cuomo
Name:	Cynthia Cuomo
Title:	Director

By:	/s/ Steven Kessler
Name:	Steven Kessler
Title:	Director